Exhibit 25.1



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          ---------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
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                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                            13-5160382
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                    identification No.)

1 Wall Street                                                            10286
New York, New York                                                  (Zip Code)
(Address of principal executive
offices)

                               Michael Shepherd
                                General Counsel
                                One Wall Street
                                  15th Floor
                           New York, New York 10286
                               Tel: 212 635-6748

          (Name, address and telephone number of agent for service)
          ----------------------------------------------------------
                          GRANITE MORTGAGES 03-3 PLC
             (Exact name of obligor as specified in its charter)

England and Wales                                             (I.R.S. employer
(State or other jurisdiction of                            identification No.)
incorporation or organization)

Fifth Floor, 100 Wood Street
London EC2V 7EX
011-44-20-7606 5451
(Address of principal executive offices)                        (Zip Code)


                  -----------------------------------------
    $[750,000,000] Series 1 Class A1 Floating Rate Notes due January 2019 $[750,000,000] Series 1 Class A2 Floating Rate Notes due January 2024 $[500,000,000] Series 1 Class A3 Floating Rate Notes due January 2044
       $[72,000,000] Series 1 Class B Floating Rate Notes due July 2044 $[27,000,000] Series 1 Class M Floating Rate Notes due July 2044 $[62,100,000] Series 1 Class C Floating Rate Notes due July 2044

                      (Title of the indenture securities)

                  -----------------------------------------

                                    GENERAL

Item 1.   General Information.

          Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

              Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, New York, 10045

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.

              New York Clearing House Association New York, New York 10005

         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2.   Affiliations with the Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  List of Exhibits

          List below all exhibits filed as a part of this Statement of Eligibility.

          Exhibits identified in parantheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the 'Act') and 17 C.F.R.
229.10(d)

          1. A copy of the Organization Certificate of the Trustee (The Bank of New York, formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637)

          2. None; Certificate of Authority being contained in the documents identified above as Exhibit 1.

          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibit 1.

          4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019)

          5.   Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051)

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not applicable.

          9.   Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 12th of September, 2003.

                                    THE BANK OF NEW YORK

                                    By: /s/ Louise Bradbury

                             Exhibit 7 to Form T-1

                                                                     EXHIBIT 7


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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
ASSETS                                                           In Thousands

Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin...............................             $4,257,371
  Interest-bearing balances........................              6,048,782
Securities:
  Held-to-maturity securities......................                373,479
  Available-for-sale securities....................             18,918,169
Federal funds sold in domestic offices                           6,689,000
Securities purchased under agreements
  to resell........................................              5,293,789
Loans and lease financing receivables:
  Loans and leases held for sale...................                616,186
  Loans and leases, net of unearned
   income............................. 38,342,282
  LESS: Allowance for loan and
   lease losses.......................    819,982
  Loans and leases, net of unearned
   income and allowance.......................   37,522,300
Trading Assets.....................................               5,741,193
Premises and fixed assets (including
  capitalized leases)..............................                958,273
Other real estate owned............................                    441
Investments in unconsolidated
  subsidiaries and associated
  companies........................................                257,626
Customers' liability to this bank on
  acceptances outstanding..........................                159,995
Intangible assets..................................
   Goodwill........................................              2,554,921
   Other intangible assets.........................                805,938
Other assets.......................................              6,285,971
                                                               -----------

Total assets.......................................            $96,483,434
                                                               ===========
LIABILITIES
Deposits:
  In domestic offices..............................            $37,264,787
  Noninterest-bearing................. 15,357,289
  Interest-bearing.................... 21,907,498
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs...                          28,018,241
  Noninterest-bearing.................  1,026,601
  Interest-bearing.................... 26,991,640
Federal funds purchased in domestic
  offices..........................................                739,736
Securities sold under agreements to
  repurchase.......................................                465,594
Trading liabilities................................              2,456,565
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized
  leases)..........................................              8,994,708
Bank's liability on acceptances
  executed and outstanding.........................                163,277
Subordinated notes and debentures..................              2,400,000
Other liabilities..................................              7,446,726
                                                               -----------
Total liabilities..................................            $87,949,634
                                                               ===========

Minority interest in consolidated
  subsidiaries.....................................                519,472

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus..........................................                      0
Common stock.......................................              1,135,284
Surplus............................................              2,056,273
Retained earnings..................................              4,694,161
Accumulated other comprehensive income.............                128,610
Other equity capital components....................                      0
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Total equity capital...............................              8,014,328
                                                                ----------
Total liabilities minority interest
  and equity capital...............................            $96,483,434
                                                               ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                     Thomas J. Mastro,
                                 Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


                    __
Thomas A. Renyi       |
Gerald L. Hassell     |                      Directors
Alan R. Griffith    __|


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